Borrowings	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Disclosure of detailed information about borrowings [abstract]
Borrowings	BORROWINGS

	June 30,	December 31,
	2021	2020
	(US$ in millions)
	(Unaudited)	(Audited)
Non-current portion
Senior Notes	$7,000	$7,000
Bank loans	504	—
Lease liabilities	125	124
Other borrowings	1	—
	7,630	7,124
Less: deferred financing costs	(77)	(80)
	7,553	7,044
Current portion
Lease liabilities	19	21
Other borrowings	1	—
	20	21
Total borrowings	$7,573	$7,065

Senior Notes
Under the Senior Notes indenture, upon the occurrence of any event resulting from any change in Gaming Law (as defined in the indenture) after which none of the Company and its subsidiaries own or manage casino or gaming areas or operate casino games of fortune and chance in Macao in substantially the same manner as they are owning or managing casino or gaming areas or operating casino games as of the issue date of the Senior Notes, for a period of 30 consecutive days or more, and such event has a material adverse effect on the financial condition, business, properties, or results of operations of the Company and its subsidiaries, taken as a whole, holders of the Senior Notes can require the Company to repurchase all or any part of the Senior Notes at par, plus any accrued and unpaid interest. Refer to Note 1 for further information related to the Macao Subconcession.

2018 SCL Credit Facility
On January 25, 2021, the Company entered into an agreement with lenders to increase commitments under the 2018 SCL Credit Facility by HK$3.83 billion (approximately US$493 million at exchange rates in effect on June 30, 2021). During the six months ended June 30, 2021, the Company drew down US$48 million and HK$3.54 billion (approximately US$456 million at exchange rates in effect on June 30, 2021) under the facility for general corporate purposes.
As at June 30, 2021, the Company had US$2.0 billion of available borrowing capacity under the 2018 SCL Revolving Facility comprised of commitments of HK$14.09 billion (approximately US$1.81 billion at exchange rates in effect on June 30, 2021) and US$189 million.
On July 7, 2021, the Company entered into a further waiver extension and amendment request letter (the “Third Waiver Letter”) with respect to certain provisions of the 2018 SCL Credit Facility, pursuant to which lenders agreed to (a) extend by one year to (and including) January 1, 2023, the waiver period for the requirement for the Company to comply with the requirements that the Company ensures the consolidated leverage ratio does not exceed 4.00x and the consolidated interest coverage ratio is not less than 2.50x as at the last day of the financial quarter; (b) extend the period of time during which the Company may supply the agent with its audited consolidated financial statements for the financial year ending on December 31, 2021 to April 30, 2022; and (c) extend by one year to (and including) January 1, 2023, the period during which the Company’s ability to declare or make any dividend payment or similar distribution is restricted if at such time (x) the Total Commitments (as defined in the 2018 SCL Credit Facility) exceed US$2.0 billion by the Company’s exercise of the option to increase the Total Commitments by an aggregate amount of up to US$1.0 billion; and (y) the consolidated leverage ratio is greater than 4.00x, unless, after giving effect to such payment, the sum of (i) the aggregate amount of cash and cash equivalents of the Company on such date; and (ii) the aggregate amount of the undrawn facility under the 2018 SCL Credit Facility and unused commitments under other credit facilities of the Company is greater than US$2.0 billion. Pursuant to the Third Waiver Letter, SCL paid a customary fee to the lenders that consented.
Under the 2018 SCL Credit Facility, the events that trigger an Investor Put Option under the Senior Notes (as described above) would be an event of default, which may result in commitments being immediately cancelled, in whole or in part, and the related outstanding balances and accrued interest, if any, may becoming immediately due and payable. Refer to Note 1 for further information related to the Macao Subconcession.
BORROWINGS

	December 31,
	2019	2020
	(US$ in millions)
Non-current portion
Senior Notes, unsecured	$5,535	$7,000
Lease liabilities	128	124
	5,663	7,124
Less: deferred financing costs	(74)	(80)
	5,589	7,044
Current portion
Lease liabilities	19	21
Total borrowings	$5,608	$7,065
Borrowings are measured at amortized cost and the estimated fair value of the Group’s Senior Notes as at December 31, 2019 and 2020 was approximately US$5.53 billion and US$7.77 billion. As at December 31, 2019 and 2020, the estimated fair value of the Group’s Senior Notes is based on recent trades, if available, and indicative pricing from market information (level 2 inputs).

Senior Notes
On August 9, 2018, the Company issued, in a private offering, three series of senior unsecured notes in an aggregate principal amount of US$5.50 billion, consisting of US$1.80 billion of 4.600% Senior Notes due August 8, 2023 (the “2023 Notes”), US$1.80 billion of 5.125% Senior Notes due August 8, 2025 (the “2025 Notes”) and US$1.90 billion of 5.400% Senior Notes due August 8, 2028 (the “2028 Notes”). A portion of the net proceeds from the offering was used to repay in full the outstanding borrowings under the 2016 VML Credit Facility. There are no interim principal payments on the 2023 Notes, 2025 Notes or 2028 Notes and interest is payable semi-annually in arrears on each
February 8 and August 8, commencing on February 8, 2019. In connection with the US$5.50 billion Senior Notes, the Company entered into fixed-to-variable interest rate swap contracts (see Note 22).
On June 4, 2020, the Company issued, in a private offering, two series of senior unsecured notes in an aggregate principal amount of US$1.50 billion, consisting of US$800 million of 3.800% Senior Notes due January 8, 2026 (the “2026 Notes”) and US$700 million of 4.375% Senior Notes due June 18, 2030 (the “2030 Notes”, and together with the 2023 Notes, 2025 Notes, 2026 Notes and 2028 Notes, the “Senior Notes”). The net proceeds from the offering were used for incremental liquidity and general corporate purposes. There are no interim principal payments on the 2026 Notes or 2030 Notes and interest is payable semi-annually in arrears on each January 8 and July 8, commencing on January 8, 2021, with respect to the 2026 Notes, and on June 18 and December 18, commencing on December 18, 2020, with respect to the 2030 Notes.
The Senior Notes are senior unsecured obligations of the Company. Each series of notes rank equally in right of payment with all of the Company’s existing and future senior unsecured debt and will rank senior in right of payment to all of the Company’s future subordinated debt, if any. The Senior Notes will be effectively subordinated in right of payment to all of the Company’s future secured debt (to the extent of the value of the collateral securing such debt), and will be structurally subordinated to all of the liabilities of the Company’s subsidiaries. None of the Company’s subsidiaries guarantee the Senior Notes.
The 2023 Notes, 2025 Notes and 2028 Notes were issued pursuant to an indenture, dated August 9, 2018 and the 2026 Notes and 2030 Notes were issued pursuant to an indenture, dated June 4, 2020, between the Company and U.S. Bank National Association, as trustee. Upon the occurrence of certain events described in these indentures, the interest rate on the Senior Notes may be adjusted. Both indentures contain covenants, subject to customary exceptions and qualifications, that limit the ability of the Company and its subsidiaries to, among other things, incur liens, enter into sale and leaseback transactions and consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets on a consolidated basis. The indentures also provide for customary events of default.

2018 SCL Credit Facility
On November 20, 2018, the Company as borrower, entered into a facility agreement with the arrangers and lenders named therein and Bank of China Limited, Macau Branch, as agent for the lenders, (the “2018 SCL Credit Facility”) pursuant to which the lenders made available a US$2.0 billion revolving unsecured credit facility to the Company (the “2018 SCL Revolving Facility”). The facility is available until July 31, 2023, and the Company may draw loans under the facility, which may consist of general revolving loans (consisting of a United States dollar component and a Hong Kong dollar component) or loans drawn under a swing-line loan sub-facility (denominated in either United States dollars or Hong Kong dollars). The Company may utilize the loans for general corporate purposes and working capital requirements of the Company and its subsidiaries.
Loans under the 2018 SCL Revolving Facility bear interest calculated by reference to (1) in the case of general revolving loans denominated in United States dollars, the London Interbank Offered Rate (“LIBOR”), (2) in the case of loans denominated in United States dollars drawn under the swing-line loan sub-facility, a United States dollar alternate base rate (determined by reference to, among other things, the United States dollar prime lending rate and the Federal Funds Effective Rate), (3) in the case of general revolving loans denominated in Hong Kong dollars, the Hong Kong Interbank Offered Rate (“HIBOR”) or (4) in the case of loans denominated in Hong Kong dollars drawn under the swing-line loan sub-facility, a Hong Kong dollar alternate base rate (determined by reference to, among other things, the Hong Kong dollar prime lending rate), in each case, plus a margin determined by reference to the consolidated leverage ratio. The initial margin for general revolving loans is 2.0% per annum and the initial margin for loans drawn under the swing-line loan sub-facility is 1.0% per annum. The Company is also required to pay a commitment fee of 0.60% per annum on the undrawn amounts under the 2018 SCL Revolving Facility.
The 2018 SCL Credit Facility contains affirmative and negative covenants customary for similar unsecured financings, including, but not limited to, limitations on indebtedness secured by liens on principal properties and sale and leaseback transactions. The 2018 SCL Credit Facility also requires the Company to maintain a maximum ratio of total indebtedness to trailing twelve-month adjusted earnings before interest, income taxes, depreciation and amortization, as defined in the 2018 SCL Credit Facility (the “SCL Credit Facility Adjusted EBITDA”) of 4.00x throughout the life of the facility, and a minimum ratio of the SCL Credit Facility Adjusted EBITDA to net interest expense (including capitalized interest) of 2.50x throughout the life of the facility.
On March 27, 2020, the Company entered into a waiver and amendment request letter (the “Waiver Letter”) with respect to certain provisions of the 2018 SCL Credit Facility, pursuant to which lenders (a) waived the requirements for the Company to ensure the maximum consolidated leverage ratio does not exceed 4.00x and minimum consolidated interest coverage ratio of 2.50x for any quarterly period ending during the period beginning on, and including, January 1, 2020 and ending on, and including, July 1, 2021 (the “SCL Relevant Period”) (other than with respect to the financial year ended on December 31, 2019); (b) waived any default that may arise as a result of any breach of said requirements during the SCL Relevant Period (other than with respect to the financial year ended on December 31, 2019); and (c) extended the period of time during which the Company may supply the agent with (i) its audited consolidated financial statements for the financial year ended on December 31, 2019, to April 30, 2020; and (ii) its audited consolidated financial statements for the financial year ending on December 31, 2020, to April 30, 2021. Pursuant to the Waiver Letter, the Company agreed to pay a customary fee to the lenders that consented.
On September 11, 2020, the Company entered into a waiver extension and amendment request letter (the “Waiver Extension Letter”) with respect to certain provisions of the 2018 SCL Credit Facility, pursuant to which lenders agreed to (a) extend the SCL Relevant Period such that it ends on, and includes, January 1, 2022 instead of July 1, 2021; and (b) amend and restate the 2018 SCL Credit Facility in the form attached to the Waiver Extension Letter, which contains the following amendments: (1) it provides the Company with the option to increase the total borrowing capacity by an aggregate amount of up to US$1.0 billion; and (2) it imposes a restriction on the ability of the Company to declare or make any dividend payment or similar distribution at any time during the period from (and including) July 1, 2020 to (and including) January 1, 2022, if at such time (x) the total borrowing capacity exceeds US$2.0 billion by operation of the increase referred to above; and (y) the maximum consolidated leverage ratio is greater than 4.00x, unless, after giving effect to such payment, the sum of (i) the aggregate amount of cash and cash equivalents of the Company on such date; and (ii) the aggregate amount of the undrawn facility under the 2018 SCL Credit Facility and unused commitments under other credit facilities of the Company is greater than US$2.0 billion. Pursuant to the Waiver Extension Letter, the Company agreed to pay a customary fee to the lenders that consented.
The 2018 SCL Credit Facility also contains certain events of default (some of which are subject to grace and remedy periods and materiality qualifiers), including, but not limited to, events relating to the Company’s gaming operations and the loss or termination of certain land concession contracts.
As at December 31, 2019 and 2020, the Group had US$2.0 billion and US$2.02 billion of available borrowing capacity under the 2018 SCL Credit Facility, respectively.
On January 25, 2021, the Company entered into an agreement with lenders to increase commitments under the 2018 SCL Credit Facility by HK$3.83 billion (approximately US$494 million at the exchange rate in effect on the date of this transaction). Subsequently, on January 29, 2021, the Company drew down US$29 million and HK$2.13 billion (approximately US$274 million at the exchange rate in effect on January 29, 2021) under this facility for general corporate purposes, resulting in a remaining available borrowing capacity of US$2.21 billion.

Reconciliation of liabilities arising from financing activities
The table below details changes in the Group’s liabilities arising from financing activities, including both cash and non-cash changes. Liabilities arising from financing activities are those for which cash flows were, or future cash flows will be, classified in the Group’s consolidated statement of cash flows as cash flows from financing activities.

	Senior Notes	Lease liabilities	Deferred financing costs	Net interest payables(ii)	Dividend payables	Total
	(US$ in millions)
Balance as at January 1, 2019	$5,515	$135	$(88)	$83	$—	$5,645
Adjustments arising from adoption of IFRS 16	—	6	—	—	—	6
Restated opening balance	5,515	141	(88)	83	—	5,651
Financing cash flows	—	(13)	(2)	(274)	(2,051)	(2,340)
Non-cash changes:
Accruals	—	19	1	274	2,054	2,348
Amortization	—	—	15	—	—	15
Foreign exchange movement	—	—	—	—	(3)	(3)
Fair value adjustment of the interest rate swaps	20	—	—	—	—	20
Balance as at December 31, 2019	$5,535	$147	$(74)	$83	$—	$5,691

	Senior Notes	Bank loans(i)	Lease liabilities	Deferred financing costs	Net interest payables(ii)	Dividend payables	Total
	(US$ in millions)
Balance as at January 1, 2020	$5,535	$—	$147	$(74)	$83	$—	$5,691
Financing cash flows	1,496	(1)	(11)	(20)	(209)	(1,030)	225
Non-cash changes:
Original issue discount	4	—	—	(4)	—	—	—
Accruals	—	—	9	—	282	1,025	1,316
Amortization	—	—	—	17	—	—	17
Foreign exchange movement	—	1	—	1	—	5	7
Fair value adjustment of the interest rate swaps	(35)	—	—	—	—	—	(35)
Balance as at December 31, 2020	$7,000	$—	$145	$(80)	$156	$—	$7,221

(i)The cash flows from bank loans make up the net amount of proceeds from bank loans and repayments of bank loans in the statement of cash flows.
(ii)The balance of net interest payables in this table represents the net balance of interest payables and interest rate swap receivables and the cash flows from net interest payables represent the net amount of interest income received from interest rate swaps and interest payment made.